UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 16, 2008
ANHEUSER-BUSCH COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7823	43-1162835

(State or Other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Busch Place, St. Louis, Missouri		63118

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 314-577-2000
NONE

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On October 16, 2008, Registrant issued a press release regarding the arbitration claims by Grupo Modelo, S.A.B. de C.V., Diblo S.A. de C.V. and the Grupo Modelo Series A shareholders. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 — Press Release issued by Registrant dated October 16, 2008, regarding the arbitration claims by Grupo Modelo, S.A.B. de C.V., Diblo S.A. de C.V. and the Grupo Modelo Series A shareholders.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC. (Registrant)
By:	/s/ JoBeth G. Brown
JoBeth G. Brown
Vice President and Secretary

October 16, 2008
     (Date)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Registrant dated October 16, 2008, regarding the arbitration claims by Grupo Modelo, S.A.B. de C.V., Diblo S.A. de C.V. and the Grupo Modelo Series A shareholders.